--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                               SemiAnnual Report
                   Florida Insured Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
                                 August 31, 1997
--------------------------------------------------------------------------------

Report Highlights
================================================================================
Florida Insured Intermediate Tax-Free Fund


* The environment for bonds was generally favorable during the six months ended August 31, 1997, as the Federal Reserve held the line after raising rates in March.

* Florida's economy remained healthy, and the state's bonds received a credit upgrade from Standard & Poor's.

* The fund provided a solid return for the period but did not exceed its peer group average; income was unchanged.

* As the period advanced, we modified our initially cautious stance but, with hindsight, could have been a bit more aggressive as rates fell.

* Despite strong economic growth, we believe the environment remains favorable for fixed income investors due to low inflation and fiscal restraint.

FELLOW SHAREHOLDERS

       The municipal bond market and your fund provided solid returns during the six months ended August 31 as intermediate- and long-term interest rates declined on balance. Strong economic growth continued into the first quarter of 1997, and, in March, the Federal Reserve raised the federal funds rate a quarter-point to 5.50%. With inflation remaining subdued, the Fed subsequently left rates unchanged, creating a generally favorable environment for bonds.

     ["Interest Rate Levels" a 3-line chart showing yields on the 30-year AAA GO, 5-yr. AAA GO, and 1-yr. Moody's Investment Grade 1 Note from 8/31/96 to 8/31/97]

MARKET ENVIRONMENT

       Interest rates fluctuated as the market wrestled with a conflicting combination of strong economic growth and declining inflation. Both money market and longer-term bond yields began rising before the March rate hike and continued to rise for a short time afterward in anticipation of further tightening. However, excellent news on inflation, progress on controlling the federal budget deficit, and little evidence of wage pressures diminished fears of further rate increases. Short-term taxable rates subsequently fell in mid-April to their earlier levels. Taxable bond yields also began to fall in the late spring after climbing to more than 7% in April. The 30-year Treasury bond yield averaged just over 6.50% in July and August and 6.80% for the past six months, almost identical to its average over the two preceding years.

       Long-term municipal interest rates, including yields on Florida bonds, followed a similar pattern, rising in March, peaking in April, then falling in late June and July when preliminary data signaled a slowdown. Rates reversed in August as stronger-than-expected economic data changed the outlook for the third quarter. Municipal bonds outperformed Treasuries throughout most of the period except for June, when the highest monthly supply in four years overwhelmed demand. The yield on long-term AAA general obligation (GO) bonds began the six-month period at 5.50% and ranged between 5.75% and 5.15% before settling at 5.35% at the end of August. Five-year AAA GO yields were 4.40% six months ago and finished at 4.35%, while one-year notes ended higher at 3.85%, up from 3.70% last February. Overall, both the municipal and Treasury yield curves flattened, as short-term rates rose modestly in anticipation of further Fed tightening, and long-term rates trended lower on positive inflation news.

       Florida's strong economy continued to diversify, with substantial growth in the service and trade sectors, especially the insurance, banking, and export industries, and reduced dependence on agriculture and tourism. Nonfarm employment grew by 3.5% from July '96 to July '97 compared with 2.2% nationally. The state's financial position was also healthy, and revenue for this year was better than expected-7.1% above prior-year levels. Based on the state's improved financial performance, moderate debt levels, and continued economic expansion, Standard & Poor's upgraded its credit rating last April from AA to AA+.

==============================
Florida's    strong    economy
continued to  diversify,  with
substantial   growth   in  the
service and trade  sectors . .
------------------------------

       In contrast to the state, the city of Miami continued to struggle, but the state-appointed oversight board approved a five-year plan that is expected to restore the city's fiscal health. In early September, Miami voters overwhelmingly elected to remain independent and not become part of the Metro-Dade county government. The past six months saw the largest municipal default in Florida's history-bonds issued by the Okeelanta and Osceola Limited Partnership through the Palm Beach County Solid Waste Industrial Development Authority. Your fund invests primarily in the highest-rated, insured bonds and did not own bonds of Miami or the partnership that defaulted.

PERFORMANCE AND STRATEGY REVIEW

       Your fund's 6- and 12-month returns of 2.59% and 6.60%, respec-tively, reflected $0.23 of income per share earned in each of the last two six-month periods and also price appreciation, particularly in late 1996. Performance compared favorably with the fund's peer group for the year ended August 31, as shown in the table, but lagged for the more recent period due to our slightly more conservative maturity posture.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 8/31/97                          6 Months            12 Months
--------------------------------------------------------------------------------
Florida Insured
Intermediate Tax-Free Fund                         2.59%               6.60%

Lipper Florida Intermediate
Municipal Debt Funds Average                       2.82                6.47
================================================================================

       We held the fund's duration in a neutral to slightly defensive range between 5.3 and 5.6 years throughout the period. (Duration measures a fund's sensitivity to interest rate changes. For instance, a duration of five years tells you that the fund's price would fall or rise about 5% in response to a one-percentage-point increase or decrease in interest levels.) Early in the period, we reduced our interest rate exposure by trimming duration from 5.6 years to 5.3 years, because we believed the potential for higher interest rates was increasing. This moderate shortening helped the fund's performance through the spring as rates rose but proved to be too conservative over the balance of the period.

       The allocation of assets along the yield curve proved significant to the performance of intermediate bond funds. Early in the period, intermediate yields rose more than longer-term yields. This flattening of the yield curve was in response to the strong economy and tighter monetary policy adopted by the Fed in March. As the economy slowed in the succeeding weeks, intermediate yields fell more than long-term yields, causing the yield curve to steepen. Therefore, an overweighting in the intermediate sector early in the period would have detracted from performance, while an overweighting in the second half of the period would have enhanced performance. As the fund's fiscal year got under way, exposure to the intermediate sector was a relatively low 64% of assets. We maintained this allocation as we moved into May, atwhich time we increased it to 70% by reducing cash and 20-year bonds. With hindsight, a larger increase would have been beneficial.

       Our sector allocations did not change much. The largest increase was in local GO bonds, up seven percentage points to 17%, and the largest decrease was a reduction in airport revenue bonds, down four percentage points to 7%. These changes were not prompted by credit considerations but rather by our wish to increase exposure to noncallable bonds.

==============================
Our  largest  credit  exposure
continues   to   be   to   the
state . . .
------------------------------

       Our largest credit exposure continues to be to the state either through direct GOs or indirectly through bonds backed by appropriations made by the legislature. The state's credit quality has steadily risen this year as the strong economy pushed sales and corporate income taxes above projections. As mentioned, the state's credit rating was raised. Rapid growth, however, does have its problems. The state and local governments face continuing challenges of meeting burgeoning financial requirements for education, the elderly, and other growth-related needs.

OUTLOOK

       The national municipal market is facing a pickup in supply in coming months, as issuers line up to borrow over both the short and long term. Interest rates have stayed within the narrow range established over the past two years, with relatively low volatility, and remain attractive for issuers. At the same time, we would expect demand for municipals to remain solid, since the Taxpayer Relief Act of 1997 did not lower personal income tax rates and did maintain favorable tax treatment for corporations that purchase municipals.

       Given the high level of consumer and business confidence, we expect the economy to continue to perform well, although not quite as strongly as in the first half of the year. The Federal Reserve has expressed uncertainty about why inflation has remained so low at this stage of the expansion and is maintaining a bias toward tightening to keep inflation in check. Until visible signs of rising inflation appear, there is little reason for us to adopt a defensive posture in the fund. We believe the overall environment for fixed income securities remains favorable.

Respectfully submitted,

/s/

Charles B. Hill
Chairman of the Investment Advisory Committee
September 22, 1997


T. Rowe Price Florida Insured Intermediate Tax-Free Fund

T. Rowe Price Florida Insured Intermediate Tax-Free Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Key statistics
                                                           2/28/97      8/31/97
--------------------------------------------------------------------------------
Price Per Share ......................................      $10.52       $10.56
Dividends Per Share
    For 6 months .....................................        0.23         0.23
    For 12 months ....................................        0.46         0.46
Dividend Yield *
    For 6 months .....................................        4.50%        4.40%
    For 12 months ....................................        4.48         4.50
Weighted Average Maturity (years) ....................         8.2          7.0
Weighted Average Effective Duration (years) ..........         5.6          5.4
Weighted Average Quality ** ..........................          AA           AA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on T. Rowe Price research.
================================================================================

T. Rowe Price Florida Insured Intermediate Tax-Free Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Sector Diversification
                                                        Percent of    Percent of
                                                        Net Assets    Net Assets
                                                           2/28/97       8/31/97
--------------------------------------------------------------------------------
Dedicated Tax Revenue ................................          20%          20
General Obligation - Local ...........................          10           17
Water and Sewer Revenue ..............................           9           10
Electric Revenue .....................................           8            9
Air and Sea Transportation Revenue ...................          11            7
Prerefunded Bonds ....................................           8            6
Lease Revenue ........................................           6            6
Hospital Revenue .....................................           4            5
Ground Transportation Revenue ........................           4            4
Solid Waste Revenue ..................................           3            4
Life Care/Nursing Home ...............................           3            3
General Obligation - State ...........................           3            3
Housing Finance Revenue ..............................           3            3
Nuclear Revenue ......................................           4            2
Other Assets Less Liabilities ........................           4            1
--------------------------------------------------------------------------------
Total ................................................         100%         100%
================================================================================

T. Rowe Price Florida Insured Intermediate Tax-free Fund
================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Florida Insured Intermediate Tax-Free Fund SEC chart shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                                 Since Inception
Periods Ended 8/31/97                        1 Year  3 Years Inception     Date
--------------------------------------------------------------------------------
Florida Insured Intermediate Tax-Free Fund   6.60%     6.11%      5.79%  3/31/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Florida Insured Intermediate Tax-Free Fund
====================================================================================================================================
Unaudited
                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                           6 Months                Year                                                  3/31/93
                                              Ended               Ended                                                  through
                                            8/31/97             2/28/97            2/29/96            2/28/95            2/28/94
NET ASSET VALUE
Beginning of period ...............      $    10.52          $    10.61         $    10.14         $    10.30         $    10.00
Investment activities
    Net investment income .........            0.23*               0.46*              0.47*              0.43*              0.37*
    Net realized and
    unrealized gain (loss) ........            0.04               (0.07)              0.47              (0.14)              0.31
    Total from
    investment activities .........            0.27                0.39               0.94               0.29               0.68
Distributions
    Net investment income .........           (0.23)              (0.46)             (0.47)             (0.43)             (0.37)
    Net realized gain .............            --                 (0.02)              --                (0.02)             (0.01)
    Total distributions ...........           (0.23)              (0.48)             (0.47)             (0.45)             (0.38)
NET ASSET VALUE
End of period .....................      $    10.56          $    10.52         $    10.61         $    10.14         $    10.30
Ratios/Supplemental Data
Total return ......................            2.59%*              3.81%*             9.41%*             3.01%*             6.84%*
Ratio of expenses to
average net assets ................            0.60%*+             0.60%*             0.60%*             0.60%*             0.60%*+
Ratio of net investment
income to average
net assets ........................            4.36%*+             4.39%*             4.47%*             4.38%*             3.57%*+
Portfolio turnover rate ...........            26.8%+              75.8%              98.7%             140.5%              70.6%+
Net assets, end of period
(in thousands) ....................      $   78,356          $   78,783         $   67,260         $   51,922         $   37,868
------------------------------------------------------------------------------------------------------------------------------------

*   Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through 2/28/99.
+   Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Florida Insured Intermediate Tax-Free Fund
================================================================================
Unaudited                                                        August 31, 1997
================================================================================
Statement of Net Assets
                                                                   Par     Value
--------------------------------------------------------------------------------
                                                                    In thousands

FLORIDA  98.3%
Brevard County HFA, Holmes Regional Medical Center
        5.20%, 10/1/05 (MBIA Insured) .......................   $ 2,000   $2,067
Charlotte County, Utility
        6.875%, 10/1/21 (FGIC Insured)
        (Prerefunded 10/1/01+) ..............................     2,000    2,226
Dade County
    Aviation, 5.40%, 10/1/03 (MBIA Insured) * ...............     1,140    1,188
    Resource Recovery Fac
        6.00%, 10/1/06 (AMBAC Insured) * ....................     2,500    2,709
    Water and Sewer
        VRDN (Currently 3.25%) (FGIC Insured) ...............       400      400
Dade County School Dist., GO
        5.50%, 8/1/04 (MBIA Insured) ........................     2,000    2,112
        6.00%, 7/15/04 (MBIA Insured) .......................     3,545    3,845
Duval County School Dist., GO
        6.125%, 8/1/04 (AMBAC Insured) ......................     2,000    2,170
Florida Board of Ed., GO, Public Ed., 5.40%, 6/1/04 .........     2,075    2,176
Florida Division of Bond Fin
    Dept. of Environmental Preservation
        5.50%, 7/1/07 (AMBAC Insured) .......................     2,000    2,105
        6.00%, 7/1/05 (MBIA Insured) ........................       500      544
        6.00%, 7/1/06 (MBIA Insured) ........................     4,350    4,755
Florida Housing Fin. Agency
    Multi-Family Housing
        5.80%, 2/1/08 .......................................     1,000    1,045
        5.80%, 8/1/08 .......................................     1,000    1,047
Florida Municipal Power Agency
    All - Requirements Power Supply
        6.25%, 10/1/21 (AMBAC Insured)
        (Prerefunded 10/1/02+) ..............................     1,700    1,870
Florida State Dept. of Corrections
    Okeechobee Correctional
        5.70%, 3/1/01 (AMBAC Insured) .......................     1,355    1,416
        5.80%, 3/1/02 (AMBAC Insured) .......................     1,005    1,061
Florida Turnpike Auth
        5.50%, 7/1/03 (AMBAC Insured) .......................     2,000    2,106
        5.50%, 7/1/05 (AMBAC Insured) .......................     1,000    1,056
Gainesville, Utilities, 6.40%, 10/1/05 ......................   $ 1,500   $1,643

Hillsborough County
    Environmentally Sensitive
    Lands Acquisition and Protection
        6.20%, 7/1/05 (AMBAC Insured) .......................     1,485    1,606
    Improvement Program
        6.00%, 8/1/04 (FGIC Insured) ........................     1,895    2,057
Hillsborough County Port Dist., Tampa Port Auth
        6.50%, 6/1/04 (FSA Insured) * .......................     2,000    2,207
Hillsborough County School Board, Sales Tax
        5.00%, 10/1/98 (AMBAC Insured) ......................     2,000    2,024
Hillsborough County School Dist., GO
        7.00%, 8/15/05 (MBIA Insured) .......................     3,700    4,278
Indian Trace Community Dev. Dist
    Basin 1 Water Management
        5.50%, 5/1/06 (MBIA Insured) ........................     1,215    1,285
        5.50%, 5/1/07 (MBIA Insured) ........................       550      582
Jacksonville, Water and Sewer, 6.00%, 10/1/04 (MBIA Insured) 1,845 2,003 Jacksonville Beach Utilities
        6.75%, 10/1/20 (MBIA Insured)
        (Prerefunded 10/1/01+) ..............................       500      554
Jacksonville Electric Auth., St. John's River, 6.00%, 10/1/04 2,000 2,173 Jacksonville HFA
    Genesis Rehabilitation Hosp
        VRDN (Currently 3.75%) ..............................       600      600
    New Children's Hosp. at Baptist Medical Center
        VRDN (Currently 3.90%) ..............................       200      200
Lakeland Electric and Water, 6.50%, 10/1/04 (FGIC Insured) ..     3,755    4,194
Lee County School Board, COP, 6.30%, 8/1/01 (FSA Insured) ... 2,000 2,142 Manatee County, Public Utilities
        6.75%, 10/1/05 (MBIA Insured) .......................     2,000    2,283
Orange County, Public Service Tax
        5.60%, 10/1/07 (FGIC Insured) .......................       500      535
Osceola County HFA
    The Evangelical Lutheran Good Samaritan Society
        5.50%, 5/1/03 (AMBAC Insured) .......................       660      692
Osceola County HFA
    The Evangelical Lutheran Good Samaritan Society
        5.50%, 5/1/04 (AMBAC Insured) .......................       700      735
        5.50%, 5/1/05 (AMBAC Insured) .......................       735      772
Palm Beach County, GO
        6.875%, 12/1/03 .....................................       325      368
Palm Beach County, Airport, 7.50%, 10/1/00 (MBIA Insured) ... 1,980 2,158 Pinellas County Water Auth
        5.50%, 10/1/04 (AMBAC Insured) ......................     2,500    2,642
Reedy Creek Improvement Dist., GO
        5.125%, 10/1/19 .....................................     1,000      963
        6.375%, 6/1/05 (MBIA Insured) .......................       500      534
Sarasota County, Utilities, 5.70%, 10/1/01 (FGIC Insured) ...       500      526
Venice, Bon Secours Health, 5.40%, 8/15/08 (MBIA Insured) ...     1,290    1,341
Total Florida (Cost $74,523) ................................             76,995

LOUISIANA  0.3%
East Baton Rouge Parish, Exxon, VRDN (Currently 3.70%)               250     250
Total Louisiana (Cos $    250)                                               250

Total Investments in Securities
98.6% of Net Assets (Cost $ 74,773)                                      $77,245
Other Assets Less Liabilities ....................                         1,111
NET ASSETS .......................................                      $ 78,356
Net Assets Consist of:
Accumulated net realized gain/loss -
net of distributions .............................                     $   (400)
Net unrealized gain (loss) .......................                         2,472
Paid-in-capital applicable to 7,420,183
no par value shares of beneficial
interest outstanding; unlimited
number of shares authorized ......................                        76,284
NET ASSETS .......................................                      $ 78,356
NET ASSET VALUE PER SHARE ........................                       $ 10.56

*      Interest subject to alternative minimum tax
+      Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
COP    Certificates of Participation
FGIC   Financial Guaranty Insurance Company
FSA    Financial Security Assurance Corp.
GO     General Obligation
HFA    Health Facility Authority
MBIA   Municipal Bond Investors Assurance Corp.
VRDN   Variable Rate Demand Note



The accompanying notes are an integral part of these financial statements.

T. Rowe Price Florida Insured Intermediate Tax-Free Fund
================================================================================
Unaudited
================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        6 Months
                                                                           Ended
                                                                         8/31/97
Investment Income
Interest income .................................................       $ 1,994
Expenses
    Investment management .......................................           140
    Custody and accounting ......................................            45
    Shareholder servicing .......................................            35
    Prospectus and shareholder reports ..........................             8
    Legal and audit .............................................             4
    Registration ................................................             4
    Trustees ....................................................             3
    Miscellaneous ...............................................             2
    Total expenses ..............................................           241
Net investment income ...........................................         1,753
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
    Securities ..................................................            21
    Futures .....................................................           (20)
    Net realized gain (loss) ....................................             1
Change in net unrealized gain or loss on securities .............           349
Net realized and unrealized gain (loss) .........................           350
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATION ...........................................       $ 2,103
================================================================================

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Florida Insured Intermediate Tax-Free Fund
================================================================================
Unaudited
================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                           6 Months        Year
                                                              Ended       Ended
                                                            8/31/97     2/28/97
Increase (Decrease) in Net Assets
Operations
    Net investment income ..............................   $  1,753    $  3,056
    Net realized gain (loss) ...........................          1        (350)
    Change in net unrealized gain or loss ..............        349         (64)
    Increase (decrease) in net assets from operations ..      2,103       2,642
Distributions to shareholders
    Net investment income ..............................     (1,753)     (3,056)
    Net realized gain ..................................       --          (123)
    Decrease in net assets from distributions ..........     (1,753)     (3,179)
Capital share transactions *
    Shares sold ........................................     11,927      41,212
    Distributions reinvested ...........................      1,184       2,144
    Shares redeemed ....................................    (13,888)    (31,296)
    Increase (decrease) in net assets from capital
    share transactions .................................       (777)     12,060
Net Assets
Increase (decrease) during period ......................       (427)     11,523
Beginning of period ....................................     78,783      67,260
End of period ..........................................   $ 78,356    $ 78,783
*Share information
    Shares sold ........................................      1,138       3,942
    Distributions reinvested ...........................        113         206
    Shares redeemed ....................................     (1,321)     (2,997)
    Increase (decrease) in shares outstanding ..........        (70)      1,151
================================================================================

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Florida Insured Intermediate Tax-Free Fund
================================================================================
Unaudited                                                        August 31, 1997

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

       T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Florida Insured Intermediate Tax-Free Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993.

       VALUATION Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

       Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

       PREMIUMS AND DISCOUNTS Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

       OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

       Purchases and sales of portfolio securities, other than short-term securities, aggregated $11,352,000 and $10,006,000, respectively, for the six months ended August 31, 1997.

NOTE 3 - FEDERAL INCOME TAXES

       No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $355,000, which expires in 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

       At August 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $74,773,000, and net unrealized gain aggregated $2,472,000, of which $2,473,000 related to appreciated investments and $1,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

       The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $25,000 was payable at August 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1997, and for the six months then ended, the effective annual group fee rates were 0.32% and 0.33%, respectively. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

       Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 0.60%. Thereafter, through February 28, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.60%. Pursuant to this agreement, $11,000 of management fees were not accrued by the fund for the six months ended August 31, 1997. Additionally, $123,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 1999.

       In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $59,000 for the six months ended August 31, 1997, of which $11,000 was payable at period-end.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access [Registration Mark]:
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Florida Insured
Intermediate Tax-Free Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           F91-051  8/31/97